Exhibit 10.1

Addendum to License Agreement dated 21st of December 2006
between Adept Technology and Fundacion Fatronik.
I.     License Fees
The license agreement from December 2006 agreement specifies license fees according to the following schedule starting July 1, 2007 for robots sold into regions that are covered by exclusivity:
Year 1:    800 US$     (Adept Fiscal Year 2008)
Year 2:     800 US$    (Adept Fiscal Year 2009)
Year 3:     1600 US$    (Adept Fiscal Year 2010)
Year 4:    1400 US$    (Adept Fiscal Year 2011)
Year 5:    1200 US$    (Adept Fiscal Year 2012)
Year 6:     1000 US$    (Adept Fiscal Year 2013)
Year 7:    800 US$    (Adept Fiscal Year 2014)
Year 8:    600 US$    (Adept Fiscal Year 2015)
Starting with Year 3 (July 1st, 2009) the license fees have changed as follows:
Year 1:     800 US$    (Adept Fiscal Year 2008)
Year 2:     800 US$    (Adept Fiscal Year 2009)
Year 3:     1200 US$    (Adept Fiscal Year 2010)
Year 4:    1300 US$    (Adept Fiscal Year 2011)
Year 5:    1400 US$    (Adept Fiscal Year 2012)
Year 6:    1200 US$    (Adept Fiscal Year 2013)
Year 7:    1000 US$    (Adept Fiscal Year 2014)
Year 8:    800 US$    (Adept Fiscal Year 2015)
II.    Exclusivity and Minimum Unit Volume
Licensee gives up exclusivity in Russia. Therefore the minimum unit volume to keep exclusivity changes from 305 to 275 units per year. Starting with year 3, the yearly minimum unit volume is a worldwide number and is independent on geographies.

Licensor agrees to keep patent(s) alive in Russia until year 5 (June 30, 2012)
III.    Forecast
Licensee forecasts the following unit volumes for the respective periods:
Year 3: 244 units (Adept FY2010)     1ST Half:     83 2nd Half :141
Year 4: 300 units (Adept FY2011)     1ST Half:    145 2nd Half :155
Year 5: 350 units (Adept FY2012)     1ST Half:    165 2nd Half :185

Broken down into Calendar years the forecast is as follows:
CY 2010: 286 units
CY 2011: 320 units
IV.    License Fee Calculation
Licensor has the option to 'borrow' unit volume from a future period for license fee calculation should the cumulated license fee for a given calendar year be below
200,000 Euro. The goal is to generate a minimum license fee for a particular year. Should Licensor choose to use this option, that total license fee amount for the particular calendar year may not exceed 205,000 Euro
Unit volumes borrowed from the future period need to be reconciled during the next period in order to accurately reflect real unit sales for the next period.
ADEPT TECHNOLOGY, INC.    Fundacion Fatronik
By        By
(Print)Joachim Melis        (Print)IInaki San Sebastian
Title VPWorldwide Sales        Title General Manager
Date March 30, 2010        Date March 30, 2010